UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2022

Minerva Surgical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40919	26-3422906
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4255 Burton Dr., Santa Clara, CA 95054

(Address of principal executive offices)

(855) 646-7874

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	UTRS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2022, David Clapper indicated that he will retire from his positions as President and Chief Executive Officer of Minerva Surgical, Inc. (the “Company”) and from its board of directors (“Board”), effective upon Todd Usen’s first day of employment, which is expected to be January 2, 2023.

In connection with his retirement, Mr. Clapper and the Company entered into a consulting agreement pursuant to which Mr. Clapper will assist with the transition of his role and consult for the Company for a period of twelve months following his resignation in exchange for the issuance of an option award for 0.5% of the Company’s fully diluted capitalization following the closing of the Company’s previously announced private placement with Accelmed (the “Private Placement”) at a strike price equal to the closing price of the Company’s common stock on the date of grant. Mr. Clapper and the Company also entered into a separation and release agreement, pursuant to which Mr. Clapper waived any claims to severance that might be due pursuant to the terms of his Change in Control and Severance Agreement and the Company agreed to accelerate the vesting of all of Mr. Clapper’s all outstanding equity awards.

The foregoing summary of the consulting agreement and separation and release agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each of the consulting agreement and separation and release agreement that are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

On December 28, 2022, the Company also announced that Todd Usen, 55, had been appointed as the Company’s President and Chief Executive Officer and as a member of the Board as a Class I director, effective as of his first day of employment, which is expected to be January 2, 2023. Mr. Usen has been the Chief Executive Officer of Activ Surgical, an advanced surgical visualization technology company, since January 2019. Prior to that, he served as President of the Medical Systems Group at Olympus Corporation of the Americas from June 2015 to November 2018. Prior to joining the Olympus Corporation, Mr. Usen held several positions at Smith and Nephew from 2007 to 2015, including the position of President - Orthopedics, Senior Vice President and General Manager - Joint Reconstruction, Senior Vice President - Sports Medicine, and Senior Vice President - Endoscopy. Prior to Smith and Nephew, he worked for Boston Scientific as the Vice President of Sales for the Neurovascular division, Director of Endoscopy Sales, and Global Manager of Field Development. Mr. Usen currently serves on the boards of directors of Alesi Surgical Ltd. and industry groups MassMedic and Advamed. He holds a B.S. in Marketing from the University of Massachusetts Isenberg School of Business.

In connection with his position as President and Chief Executive Officer, the Company entered into an offer letter with Mr. Usen which provides for, among other things, (i) a base salary of $480,000, (ii) annual bonus eligibility with a target bonus amount of 70% of salary, (iii) the issuance of an option award for 2% of the Company’s outstanding stock following the closing of the Private Placement at a strike price equal to the closing price of the Company’s common stock on the date of grant, (iv) the issuance of an option award for 2% of the Company’s outstanding stock following the closing of the Private Placement at a strike price equal to the closing price of the Company’s common stock on the date of grant, that vest pursuant to performance-based metrics and (v) payment of certain relocation and temporary lodging expenses. The foregoing summary of the offer letter does not purport to be complete and is qualified in its entirety by reference to the full text of the offer letter that is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Mr. Usen will also enter into the Company’s standard change in control and severance agreement, which was filed as Exhibit 10.18 to the Company’s Registration Statement on Form S-1/A (File No. 333-259832) filed with the Securities and Exchange Commission (the “SEC”) on October 15, 2021. In addition, Mr. Usen will enter into the Company’s standard form of indemnification agreement, which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-259832) filed with the SEC on September 27, 2021.

There are no arrangements or understandings between Mr. Usen and any other persons pursuant to which he was appointed as an officer of the Company. Mr. Usen has no family relationships with any of the Company’s directors or executive officers, and, other than as described above, Mr. Usen does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01.	Other Events.

On December 28, 2022, the Company issued a press release announcing Mr. Clapper’s retirement and the appointment of Mr. Usen as the Company’s President and Chief Executive Officer and as a member of the Company’s Board, effective as of January 2, 2023. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements relating to the retirement of David Clapper and the appointment of Todd Usen are forward-looking statements that involve a number of uncertainties and risks. Actual results may differ materially from these statements and from actual future events or results due to a variety of factors, including: the Company may experience disruptions in its business due to its Chief Executive Officer and director transition; the anticipated timeline of the leadership transition may not occur as expected; and the other risks described in reports and documents that the Company files from time to time with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2022. Undue reliance should not be placed on the forwardlooking statements in this Current Report on Form 8-K, which are based on information available to the Company on the date hereof. Except to the extent required by applicable law, the Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Consulting Agreement, dated December 27, 2022, by and between the Company and David Clapper.

10.2	Separation and Release Agreement, dated December 27, 2022, by and between the Company and David Clapper.

10.3	Offer Letter, dated December 14, 2022, by and between the Company and Todd Usen.

99.1	Press release issued by the Company on December 28, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2022	Minerva Surgical, Inc.

	By:	/s/ David Clapper
David Clapper
Chief Executive Officer